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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        _________________________________


       Date of Report (Date of earliest event reported): October 10, 2002
                                                         ----------------



                                AZZ incorporated
                                ----------------
             (Exact name of Registrant as specified in its charter)



    TEXAS                        1-12777                   75-0948250
    -----                        -------                   ----------
(State or Other            Commission File No.           (I.R.S. Employer
Jurisdiction of                                        Identification Number)
Incorporation or
Organization)



                         University Center 1, Suite 200
                           1300 South University Drive
                              Fort Worth, TX 76107
                              --------------------
                    (Address of principal executive offices,
                               Including zip code)




Registrant's Telephone Number, including Area Code:  (817) 810-0095




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FORWARD LOOKING STATEMENTS

This Report may contain "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as "anticipate," "expect," "estimate," "intend," "should," "my," "believe," and terms with similar meanings. Although the Company believes that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under the Company's control. Those risks, uncertainties, and other factors could cause the actual results to differ materially from these in the forward-looking statements. Those risks, uncertainties, and factors include, but are not limited to: the level of demand for Company products and services, prices and raw material cost, including zinc and natural gas which is used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, including the market price for oil and natural gas; customer requested delay of shipments, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company's growth strategy; and customer demand, including demand by the electrical power generation, transmission and distribution markets and the industrial markets and response to products and services offered by the Company. The Company expressly disclaims any obligations to release publicly any updates or revisions to these forward-looking statements to reflect any change in its views or expectations. The Company can give no assurances that such forward-looking statements will prove to be correct.

ITEM 5.  OTHER EVENTS

Although the registrant is not covered by the SEC order issued on June 7, 2002 under Section 21 (a) of the Securities Exchange Act of 1934 requiring the chief executive officer and the chief financial officer of certain publicly traded companies to provide a statement in writing, under oath, regarding the accuracy and completeness of their company's most recent filings, the registrant is voluntarily providing such statements. Those statements are attached as Exhibits
99.1 and 99.2 under Item 7 below.


ITEM 7. (c) EXHIBITS

     The following exhibits are filed as part of this report.

     (1) Exhibit 99.1 - Statement under oath of the principal executive officer regarding facts and circumstances relating to exchange act filings.

     (2) Exhibit 99.2 - Statement under oath of the principal financial officer regarding facts and circumstances relating to exchange act filings.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AZZ incorporated

    DATE:  10/10/ 2002                          By: /s/ Dana Perry
           -----------                             --------------
                                                Dana Perry
                                                Vice President Finance
                                                Chief Financial Officer

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